UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 26, 2005
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

1041 521 Corporate Center Drive
Fort Mill, South Carolina	29715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. —Results of Operations and Financial Condition.
     On July 26, 2005, Wellman, Inc. announced via press release its Second Quarter 2005 Results and Historical Adjusted EBITDA and Post Financing Adjusted EBITDA. A copy of the Company’s press release and supplemental information are attached hereto as Exhibit 99.1.
Item 8.01. Other Events.
     Wellman, Inc. has approved its employees entering into a 10B5-1 plan.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibit
     99.1 Press Release dated July 26, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.

July 27, 2005	/s/ Mark J. Ruday

Mark J. Ruday
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated July 26, 2005.

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